UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 10, 2005 (November 4, 2005)

WRIGHT EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On November 4, 2005, Wright Express Corporation (the “Company”) purchased put option contracts and sold call option contracts, designed to be a costless collar, on the price of gasoline and diesel fuel with J. Aron & Company (collectively, the “Contracts”). The Contracts have an aggregate notional amount of approximately 13 million gallons of gasoline and diesel fuel and will expire on a monthly basis during the last three quarters of 2007. The settlement of the Contracts is based upon the U.S. Department of Energy’s weekly retail on-highway national U.S. average diesel price and the New York Mercantile Exchange nearby unleaded gasoline contracts for the settlement period. The Contracts lock in a weighted average floor price of approximately $2.30 per gallon and a weighted average ceiling price of approximately $2.37 per gallon.
We have previously filed the forms of Contracts as Exhibits 10.18 and 10.19 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426. Those forms of Contracts are incorporated into this Item 1.01.
On November 10, 2005, the Company issued a press release announcing this transaction.
Item 8.01 Other Events.
On November 10, 2005, Wright Express Corporation issued a press release entitled “Wright Express Extends Its Existing Fuel-Price Risk Management Program through 2007.” A copy of the press release is attached hereto as exhibit 99.1 and is incorporated by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
10.1	Form of confirmation evidencing purchases of Nymex Unleaded Regular Gasoline put and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.18 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).
10.2	Form of confirmation evidencing purchases of Nymex Diesel put options and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.19 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005 File No. 001-32426).
99.1*	Press release of Wright Express Corporation dated November 10, 2005.
*	Exhibit filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WRIGHT EXPRESS CORPORATION

Date: November 10, 2005	By:	/s/ Melissa D. Goodwin

Melissa D. Goodwin Senior Vice President and Chief Financial Officer (Principal Financial Officer)

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated November 10, 2005
EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of confirmation evidencing purchases of Nymex Unleaded Regular Gasoline put options and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.18 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).
10.2	Form of confirmation evidencing purchases of Nymex Diesel put options and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.19 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).
99.1*	Press release of Wright Express Corporation dated November 10, 2005.
*	Exhibit filed herewith.